                                                                    EXHIBIT 10.4


LEASE AGREEMENT DATED AUGUST 11,2000




        This Lease, made this 11th day of August , 2000 between J. Robert S. Wheatley and Roger A. Fields, d.b.a. R & R Properties, hereinafter called Landlord, and Broadbase Software, Inc., a Delaware Corporation, hereinafter called Tenant.

                                   WITNESSETH:

        Landlord hereby leases to Tenant and Tenant hereby hires and takes from Landlord those certain premises (the "Premises") outlined in red on Exhibit "A", attached hereto and incorporated herein by this reference thereto more particularly described as follows:

The entire building, consisting of approximately 32,466 square feet, and the appurtenant exterior and parking areas comprising the entire parcel commonly known as 155 Jefferson Drive, Menlo Park, County of San Mateo, California, 94025.

As used herein the Premises shall mean and include all of the land outlined in red and described in Exhibit "A" and all of the buildings, improvements, fixtures and equipment now or hereafter situated on said land.

        Said letting and hiring is upon and subject to the terms, covenants and conditions hereinafter set forth and Tenant covenants as a material part of the consideration for this Lease to perform and observe each and all of said terms, covenants and conditions. This Lease is made upon the conditions of such performance and observance.

1. USE Tenant shall use the Premises only in conformance with applicable governmental laws, regulations, rules, zoning, and ordinances for the purposes of general office, software development, sales and any related legal purposes and for no other purpose. Tenant shall not do or permit to be done in or about the Premises nor bring or keep or permit to be brought or kept in or about the Premises anything which is prohibited by or will in any way increase the existing rate of (or otherwise affect) fire or any insurance covering the Premises or any part thereof, or any of its contents, or will cause a cancellation of any insurance covering the Premises or any part thereof, or any of its contents. Tenant shall not do or permit to be done anything in, on or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Premises or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. No sale by auction shall be permitted on the Premises. Tenant shall not place any loads upon the floors, walls, or ceiling, which endanger the structure, or place any harmful fluids or other materials in the drainage system of the building, or overload existing electrical or other mechanical systems. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises or outside of the building in which the Premises are a part, except in trash containers placed inside exterior enclosures designated by Landlord for that purpose or inside of the building proper where designated by Landlord. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain outside the building or on any portion of the common area of the Premises. No loudspeaker or other devise, system or apparatus which can be heard outside the Premises shall be used in or at the Premises without the prior written consent of Landlord. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Tenant shall indemnify, defend and hold Landlord harmless against any loss, expense, damage, attorney's fees, or liability arising out of failure of Tenant to comply with any applicable law. Tenant shall comply with any covenant, condition, or restriction ("CC&R's") affecting the Premises. The provisions of this paragraph are for the benefit of Landlord only and shall not be construed to be for the benefit of any tenant or occupant of the Complex.

2.      TERM

        A. The term of this Lease shall be for a period of ten (10) years (unless sooner terminated as hereinafter provided) and, subject to Paragraphs 2(B) and 3, shall commence on the 1st day of January, 2000 and end on the 31st day of December, 2010.

        B. Possession of the Premises shall be deemed tendered and the term of this Lease shall commence when the first of the following occurs:

        (1) Upon the occupancy of the Premises by any of Tenant's operating personnel; or

        (2) January 1, 2001.

3. POSSESSION If Landlord, for any reason whatsoever, cannot deliver possession of said Premises to Tenant at the commencement of said term, as hereinbefore specified, this Lease shall not be void or voidable; no obligation of Tenant shall be affected thereby; nor shall Landlord or Landlord's agents be liable to Tenant for any loss or damage resulting therefrom; but in that event the commencement and termination dates of the Lease, and all other dates affected thereby shall be revised to conform to the date of Landlord's delivery of possession, as specified in Paragraph 2 (b), above. The above is, however, subject to the provision that the period of delay of delivery of the Premises shall not exceed 90 days from the commencement date herein (except those delays caused by Acts of God, strikes, war, utilities, governmental bodies, weather, unavailable materials, and delays beyond Landlord's control shall be excluded in calculating such period) in which instance Tenant, at its option, may, by written notice to Landlord, terminate this Lease.

4.  RENT
        A. Basic Rent. Tenant agrees to pay to Landlord at such place as Landlord may designate without deduction, offset, prior notice, or demand, and Landlord agrees to accept as Basic Rent for the leased Premises the total sum of Twenty-eight Million Sixty-four Thousand Eight Hundred Ninety-eight Dollars and Sixty Cents ($28,064,898.60) Dollars in lawful money of the United States of America, payable in monthly installments as follows:

        $ 194,796.00 shall be due and payable on or before the first day of the first month through the twelfth month.

        $ 202,587.84 shall be due and payable on or before the first day of the thirteenth month through the twenty-fourth month.

        $ 210,691.35 shall be due and payable on or before the first day of the twenty-fifth month through the thirty-sixth month.

        $ 219,119.00 shall be due and payable on or before the first day of the thirty-seventh month through the forty-eighth month.

        $ 227,883.76 shall be due and payable on or before the first day of the forty-ninth month through the sixtieth month.

        $ 236,999.11 shall be due and payable on or before the first day of the sixty-first month through the seventy-second month.

        $ 246,479.07 shall be due and payable on or before the first day of the seventy-third month through the eighty-fourth month.

        $ 256,338.23 shall be due and payable on or before the first day of the eighty-fifth month through the ninety-sixth month.

        $ 266,591.76 shall be due and payable on or before the first day of the ninety-seventh month through the one hundred and eight-month.

        $ 277,255.43 shall be due and payable on or before the first day of the one hundred and ninth month through the one hundred and twentieth month.


        B. Time for Payment. In the event that the term of this Lease commences on a date other than the first day of a calendar month, on the date of commencement of the term hereof Tenant shall pay to Landlord as rent for the period from such date of commencement to the first day of the next succeeding calendar month that proportion of the monthly rent hereunder which the number of days between such date of commencement and the first day of the next succeeding calendar month bears to thirty (30). In the event that the term of this Lease for any reason ends on a date other than the last day of a calendar month, on the first day of the last calendar month of the term hereof Tenant shall pay to Landlord as rent for the period from said first day of said last calendar month to and including the last day of the term hereof that proportion of the monthly rent hereunder which the number of days between said first day of said last calendar month and the last day of the term hereof bears to thirty (30).

        C. Late Charge. Notwithstanding any other provision of this Lease, if Tenant is in default in the payment of rent as set forth in this Paragraph 4 when due, or any part thereof, Tenant agrees to pay Landlord, in addition to the delinquent rental due, a late charge for each rental payment in default ten (10) days. Said late charge shall equal five (5%) percent of each rental payment so in default.

        D. Additional Rent. Beginning with the commencement date of the term of this Lease, Tenant shall pay to Landlord in addition to the Basic Rent and as Additional Rent the following:

        (1) All taxes relating to the Premises as set forth in Paragraph 12, and

        (2) All insurance premiums relating to the Premises, as set forth in Paragraph 15, and

        (3) All expenses for the operation, management, maintenance and repair of the Building (including common areas of the building) and Common Areas of the Premises and all other areas of the Premises as set forth in Paragraph 7, and

        (4) All charges, costs and expenses, which Tenant is required to pay hereunder, together with all interest and penalties, costs and expenses including attorney's fees and legal expenses, that may accrue thereto in the event of Tenant's failure to pay such amounts, and all damages, reasonable costs and expenses which Landlord may incur by reason of default of Tenant or failure on Tenant's part to comply with the terms of this Lease. In the event of nonpayment by Tenant of Additional Rent, Landlord shall have all the rights and remedies with respect thereto as Landlord has for nonpayment of rent.

The Additional Rent due hereunder shall be paid to Landlord or Landlord's agent
(i) within five days after presentation of invoice from Landlord or Landlord's agent setting forth such Additional Rent and/or (ii) at the option of Landlord, Tenant shall pay to Landlord monthly, in advance, the amount estimated by Landlord to be Landlord's approximate average monthly expenditure for such Additional Rent items, which estimated amount shall be reconciled at the end of each calendar year as compared to Landlord's actual expenditure for said Additional Rent items, with Tenant paying to Landlord, upon demand, any amount of actual expenses expended by Landlord in excess of said estimated amount, or Landlord refunding to Tenant (providing Tenant is not then in default in the performance of any of the terms, covenants and conditions of this Lease) any amount of estimated payments made by Tenant in excess of Landlord's actual expenditures for said Additional Rent items.

        The respective obligations of Landlord and Tenant under this paragraph shall survive the expiration or other termination of the term of this Lease, and if the term hereof shall expire or shall otherwise terminate on a day other than the last day of a calendar year, the actual Additional Rent incurred for the calendar year in which the term hereof expires or otherwise terminates shall be determined and settled on the basis of the statement of actual Additional Rent for such calendar year and shall be prorated in the proportion which the number of days in such calendar year preceding such expiration or termination bears to 365.

        E. Place of Payment of Rent and Additional Rent. All Basic Rent hereunder and all payments hereunder for Additional Rent shall be paid to Landlord at the office of Landlord at 3260 Ash Street, Palo Alto, California 94306 , or to such other person or to such other place as Landlord may from time to time designate in writing.

        F. Security Deposit. Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord as more particularly determined in the addendum, the sum of Two Million Three Hundred Thousand ($2,300,000.00) Dollars. Said sum shall be held by Landlord as a Security Deposit for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provisions of this Lease, including, but not limited to, the provisions relating to the payment of rent and any of the monetary sums due herewith, Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of any other amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said Deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in the amount sufficient to restore the Security Deposit to its original amount. Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such Deposit. If Tenant fully and faithfully performs every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term and after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said Deposit to Landlord's successor in interest whereupon Tenant agrees to release Landlord from liability for the return of such Deposit or the accounting therefor.

5. RULES AND REGULATIONS AND COMMON AREA Subject to the terms and conditions of this Lease and such Rules and Regulations as Landlord may from time to time prescribe, Tenant and Tenant's employees, invitees and customers shall, have the exclusive right to use the access roads, parking areas, and facilities provided and designated by Landlord for the general use and convenience of the occupants of the Premises, which areas and facilities are referred to herein as the "Common Area". This right shall terminate upon the termination of this Lease. Landlord reserves the right from time to time to make changes in the shape, size, location, amount and extent of Common Area. Landlord further reserves the right to promulgate such reasonable rules and regulations relating to the use of the Common Area, and any part or parts thereof, as Landlord may deem appropriate for the best interests of the occupants of the Premises. The Rules and Regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant, and Tenant shall abide by them and cooperate in their observance. Such Rules and Regulations may be amended by Landlord from time to time, with or without advance notice, and all amendments shall be effective upon delivery of a copy to Tenant. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Premises of any of said Rules and Regulations. Landlord shall operate, manage and maintain the Common Area. The manner in which the Common Area shall be maintained and the expenditures for such maintenance shall be at the discretion of Landlord.

6. PARKING Tenant shall have the exclusive right to use all parking spaces in the parking areas of the Premises. Tenant shall not park nor permit to be parked, any inoperative vehicle or equipment on any portion of the common parking area or other common areas of the Premises. Tenant agrees to assume responsibility for compliance by its employees with the parking provision contained herein.

7. EXPENSES OF OPERATION, MANAGEMENT, AND MAINTENANCE OF THE COMMON AREAS OF THE PREMISES. As Additional Rent and in accordance with Paragraph 4 D of this Lease, Tenant shall pay to Landlord all expenses of operation, management (not to exceed two percent of Basic Rent and Additional Rent payable), maintenance and repair of the Common Areas of the Premises including, but not limited to, license, permit and inspection fees; security; utility charges associated with exterior landscaping and lighting (including water and sewer charges); all charges incurred in the maintenance of landscaped areas, lakes, parking lots, sidewalks, driveways; maintenance, repair and replacement of all fixtures and electrical, mechanical and plumbing systems; structural elements (in the case of structural elements, Tenant shall pay only where maintenance or repair is needed due in whole or in part to Tenant's use, request, tenant improvement, act, or negligence) and exterior surfaces of the buildings; salaries and employee benefits of personnel and payroll taxes applicable thereto; supplies, materials, equipment and tools; the cost of capital expenditures which have the effect of reducing operating expenses, provided, however, that in the event Landlord makes such capital improvements, Landlord shall amortize its investment in said improvements (together with interest at the rate of fifteen (15%) percent per annum on the unamortized balance) as an operating expense in accordance with standard accounting practices, provided, that such amortization is not a rate greater than the anticipated savings in the operating expenses.

        "Additional Rent" as used herein shall not include Landlord's debt repayments; interest on charges; expenses directly or indirectly incurred by Landlord for the benefit of any other tenant; cost for the installation of partitioning or any other tenant improvements; cost of attracting tenants; depreciation; interest, or executive salaries.

8. ACCEPTANCE AND SURRENDER OF PREMISES Landlord shall deliver the Premises to Tenant, and Tenant shall accept the building and improvements included in the Premises in their present condition as of the date of this Lease, normal wear and tear excepted, without representation or warranty by Landlord as to the condition of such building or as to the use or occupancy which may be made thereof. Any exceptions to the foregoing must be by written agreement executed by Landlord and Tenant. Tenant agrees on the last day of the Lease term, or on the sooner termination of this Lease, to surrender the Premises promptly and peaceably to Landlord in good condition and repair (damage by Acts of God, fire, normal wear and tear excepted), with all interior walls painted, or cleaned so that they appear freshly painted, and repaired and replaced, if damaged; all floors cleaned and waxed; all carpets cleaned and shampooed; the air conditioning and heating equipment serviced by a reputable and licensed service firm and in good operating condition (provided the maintenance of such equipment has been Tenant's responsibility during the term of this Lease) together with all alterations, additions and improvements which may have been made in, to, or on the Premises (except movable trade fixtures installed at the expense of Tenant) except that Tenant shall ascertain from Landlord within thirty (30) days before the end of the term of this Lease whether Landlord desires to have the Premises or any part or parts thereof restored to their condition and configuration as when the Premises were delivered to Tenant and if Landlord shall so desire, then Tenant shall restore said Premises or such part or parts thereof before the end of this Lease at Tenant's sole cost and expense. Tenant, on or before the end of the term or sooner termination of this Lease, shall remove all of Tenant's personal property and trade fixtures from the Premises, and all property not so removed on or before the end of the term or sooner termination of this Lease shall be deemed abandoned by Tenant and title to same shall thereupon pass to Landlord without compensation to Tenant. Landlord may, upon termination of this Lease, remove all moveable furniture and equipment so abandoned by Tenant, at Tenant's sole cost, and repair any damage caused by such removal at Tenant's sole cost. If the Premises be not surrendered at the end of the term or sooner termination of this Lease, Tenant shall indemnify Landlord against loss or liability resulting from the delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant founded on such delay. Nothing contained herein shall be construed as an extension of the term hereof or as a consent of Landlord to any holding over by Tenant. The voluntary or other surrender of this Lease or the Premises by Tenant or a mutual cancellation of this Lease shall not work as a merger and, at the option of Landlord, shall either terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of all or any such subleases or subtenancies.

9. ALTERATIONS AND ADDITIONS Tenant shall not make, or suffer to be made, any alteration or addition to the Premises, or any part thereof, without the written consent of Landlord first had and obtained by Tenant, but at the cost of Tenant, and any addition to, or alteration of, the Premises, except moveable furniture and trade fixtures, shall at once become a part of the Premises and belong to Landlord. Landlord reserves the right to approve all contractors and mechanics proposed by Tenant to make any alterations and additions. Tenant shall retain title to all moveable furniture and trade fixtures placed in the Premises. All heating, lighting, electrical, air conditioning, partitioning, drapery, carpeting and floor installations made by Tenant, together with all property that has become an integral part of the Premises, shall not be deemed trade fixtures. Tenant agrees that it will not proceed to make any alterations or additions, without having obtained consent from Landlord to do so, and until five (5) days from the receipt of such consent, in order that Landlord may post appropriate notices to avoid any liability to contractors or material suppliers for payment for Tenant's improvements. Tenant will at all times permit such notices to be posted and to remain posted until the completion of work. Tenant shall, if required by Landlord, secure at Tenant's own cost and expense, a completion and lien indemnity bond, satisfactory to Landlord, for such work. Tenant further covenants and agrees that any mechanic's lien filed against the Premises or against the Complex for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within ten (10) days after the filing thereof, at the cost and expense of Tenant. Any exceptions to the foregoing must be made in writing and executed by both Landlord and Tenant.

10. TENANT MAINTENANCE Tenant shall, at its sole cost and expense, keep and maintain the Premises (including appurtenances) and every part thereof in a high standard of maintenance and repair, and in good and sanitary condition. Tenant's maintenance and repair responsibilities herein referred to include, but are not limited to, all windows, window frames, plate glass, glazing, truck doors, plumbing systems (such as water and drain lines, sinks, toilets, faucets, drains, showers and water fountains), electrical systems (such as panels, conduits, outlet, lighting fixtures, lamps, bulbs, tubes, ballasts), heating and air conditioning systems (such as compressors, fans, air handlers, ducts, mixing boxes, thermostats, time clocks, boilers, heaters, supply and return grills), store fronts, roofs, down spouts, all interior improvements within the Premises including but not limited to wall coverings, window coverings, carpet, floor coverings, partitioning, ceilings, doors (both interior and exterior, including closing mechanisms, latches, locks), skylights (if any), automatic fire extinguishing systems, and all other interior improvements of any nature whatsoever. Tenant agrees to provide carpet shields under all rolling chairs or to otherwise be responsible for wear and tear of the carpet caused by such rolling chairs if such wear and tear exceeds that caused by normal foot traffic in surrounding areas. Areas of excessive wear shall be replaced at Tenant's sole expense upon Lease termination. Tenant hereby waives all rights under, and benefits of, subsection 1 of Section 1932 and Section 1941 and 1942 of the California Civil Code and under any similar law, statute or ordinance now or hereafter in effect.

11. UTILITIES Tenant shall pay promptly, as the same become due, all charges for water, gas, electricity, telephone, telex and other electronic communications service, sewer service, waste pick-up and any other utilities, materials or services furnished directly to or used by Tenant on or about the Premises during the term of this Lease, including, without limitation, any temporary or permanent utility surcharge or other exactions whether or not hereinafter imposed.

        Landlord shall not be liable for and Tenant shall not be entitled to any abatement or reduction of rent by reason of any interruption or failure of utility services to the Premises when such interruption or failure is caused by accident, breakage, repair, strikes, lockouts or other labor disturbances or labor disputes of any nature, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord.

12. TAXES A. As Additional Rent and in accordance with paragraph 4D of this Lease, Tenant shall pay to Landlord all Real Property Taxes allocated to the leases Premises. The term "Real Property Taxes", as used herein, shall mean (i) all taxes, assessments, levies and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any general or special assessments for public improvements and any increases resulting from reassessments caused by any change in ownership of the Premises) now or hereafter imposed by any government or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of, all or any portion of the Premises (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord's interest therein; any improvements located within the Premises (regardless of ownership); the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located in the Premises; or parking areas, public utilities, or energy within the Premises; (ii) all charges, levies or fees imposed by reason of environmental regulation or other governmental control of the Premises; and (iii) all costs and fees (including attorney's fees) incurred by Landlord in contesting any Real Property Tax and in negotiating with public authorities as to any Real Property Tax. If at any time during the term of this Lease the taxation or assessment of the Premises prevailing as of the commencement date of this Lease shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Premises or Landlord's interest therein or (ii) on or measured by the gross receipts, income or rentals from the Premises, on Landlord's business of leasing the Premises, or computed in any manner with respect to the operation of the Premises, then any such tax or charge, however designated, shall be included within the meaning of the term "Real Property Taxes" for purposes of this Lease. If any Real Property Tax is based upon property or rents unrelated to the Premises, then only that part of such Real Property Tax that is fairly allocable to the Premises shall be included within the meaning of the term "Real Property Taxes". Notwithstanding the foregoing, the term "Real Property Taxes" shall not include estate, inheritance, gift or franchise taxes of Landlord or the federal or state net income tax imposed on Landlord's income from all sources.

        B.     Taxes on Tenant's Property

(1) Tenant shall be liable for and shall pay ten days before delinquency, taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based on such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall upon demand, as the case may be, repay to Landlord the taxes so levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment; provided that in any such event Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes so paid under protest, and any amount so recovered shall belong to Tenant.

(2) If the tenant improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which standard office improvements in other space in the Complex are assessed, then the real property taxes and assessments levied against Landlord or the Complex by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of 12 A (i), above. If the records of the County Assessor are available and sufficiently detailed to serve as a basis for determining whether said tenant improvements are assessed at a higher valuation than standard office improvements in other space in the Complex, such records shall be binding on both the Landlord and the Tenant. If the records of the County Assessor are not available or sufficiently detailed to serve as a basis for making said determination, the actual cost of construction shall be used.

13. LIABILITY INSURANCE Tenant, at Tenant's expense, agrees to keep in force during the term of this Lease a policy of Commercial General Liability insurance with limits in the amount of $2,000,000/$2,000,000 combined for injuries to or death of persons occurring in, on or about the Premises, and property damage insurance with limits of $500,000. The policy or policies affecting such insurance, copies of which shall be furnished to Landlord, shall name Landlord and Property Manager as additional insured, and shall insure any liability of Landlord and Property Manager, contingent or otherwise, as respects acts or omissions of Tenant, its agents, employees or invitees or otherwise by any conduct or transactions of any of said persons in or about or concerning the Premises, including any failure of Tenant to observe or perform any of its obligations hereunder; shall be issued by an insurance company admitted to transact business in the State of California; and shall provide that the insurance effected thereby shall not be canceled, except upon thirty (30) days' prior written notice to Landlord. If, during the term of this Lease, in the considered opinion of Landlord's Lender, insurance advisor or counsel, the amount of insurance described in this paragraph 13 is not adequate, Tenant agrees to increase said coverage to such reasonable amount as Landlord's Lender, insurance advisor or counsel shall deem adequate.

14. TENANT'S PERSONAL PROPERTY INSURANCE AND WORKER'S COMPENSATION INSURANCE Tenant shall maintain a policy or policies of fire and property damage insurance on a "special form" basis with a sprinkler leakage endorsement insuring the personal property, inventory, trade fixtures and leasehold improvements within the leased Premises for the full replacement value thereof. The proceeds from any of such policies shall be used for the repair or replacement of such items so insured.

        Tenant shall also maintain a policy or policies of worker's compensation insurance and any other employee benefit insurance sufficient to comply with all laws.

15. PROPERTY INSURANCE Landlord shall purchase and keep in force and, as Additional Rent and in accordance with Paragraph 4D of this Lease, Tenant shall pay to Landlord all of the cost of policy or policies of insurance covering loss or damage to the Premises in the amount of the full replacement value thereof, providing protection against those perils included within the classification of "special form" insurance and flood and/or earthquake insurance, if available, plus a policy of rental income insurance in the amount of one hundred (100%) percent of twelve (12) months Basic Rent, plus sums paid as Additional Rent. If such insurance costs is increased due to Tenant's use of the Premises, Tenant agrees to pay to Landlord the full cost of such increase. Tenant shall have no interest in nor any right to the proceeds of any insurance procured by Landlord.

          Landlord and Tenant do each hereby respectively release the other, to the extent of insurance coverage of the releasing party, from any liability for loss or damage caused by fire or any of the extended coverage casualties included in the releasing party's insurance policies, irrespective of the cause of such fire or casualty; provided, however, that if the insurance policy of either releasing party prohibits such waiver, then this waiver shall not take effect until consent to such waiver is obtained. If such waiver is so prohibited, the insured party affected shall promptly notify the other party thereof.

16. INDEMNIFICATION Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury to or death of any person or damage to or destruction of property in or about the Premises by or from any cause whatsoever, including, without limitation, gas, fire, oil, electricity or leakage of any character from the roof, walls, basement or other portion of the Premises but excluding, however, the negligence of Landlord, its agents, servants, employees, invitees, or contractors of which negligence

Landlord has knowledge and reasonable time to correct. Except as to injury to persons or damage to property the principal cause of which is the negligence of Landlord, Tenant shall hold Landlord harmless from and defend Landlord against any and all expenses, including reasonable attorney's fees, in connection therewith, arising out of any injury to or death of any person or damage to or destruction of property occurring in, on or about the Premises, or any part thereof, from any cause whatsoever.

17. COMPLIANCE Tenant, as its sole cost and expense, shall promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now or hereafter in effect; with the requirements of any board of fire underwriters or other similar body now or hereafter constituted; and with any direction or occupancy certificate issued pursuant to law by any public officer; provided, however, that no such failure shall be deemed a breach of the provisions if Tenant, immediately upon notification, commences to remedy or rectify said failure. The judgement of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such law, statute, ordinance or governmental rule, regulation, requirement, direction or provision, shall be conclusive of that fact as between Landlord and Tenant. This paragraph shall not be interpreted as requiring Tenant to make structural changes or improvements, except to the extent such changes or improvements are required as a result of Tenant's use of the Premises. Tenant shall, at its sole cost and expense, comply with any and all requirements pertaining to said Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance covering the Premises.

18. LIENS Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished or obligation incurred by Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of such lien, cause the same to be released of record, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord for such purpose, and all expenses incurred by it in connection therewith, shall be payable to Landlord by Tenant on demand with interest at the prime rate of interest as quoted by the Bank of America.

19. ASSIGNMENT AND SUBLETTING Tenant shall not assign, transfer or hypothecate the leasehold estate under this Lease, or any interest therein, and shall not sublet the Premises, or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person or entity to occupy or use the Premises, or any portion thereof, without, in each case, the prior written consent of Landlord which consent will not be unreasonably withheld. As a condition to granting its consent to any subletting that requires Landlord's consent, Landlord may require that Tenant agrees to pay to Landlord, as additional rent, fifty (50%) percent of all rents received by Tenant from its subtenants in excess of the rent payable by Tenant to Landlord hereunder after Tenant first deducts its reasonable costs of subletting the Premises including the cost of brokerage commissions, if any, and the cost of tenant improvements made to the Premises at Tenant's expense, amortized over the term of this Lease. Tenant shall, by sixty (60) days written notice, advise Landlord of its intent to sublet the Premises or any portion thereof for any part of the term, and Tenant shall deliver to Landlord copies of the proposed assignment or sublease documents, financial statements of the proposed assignee or subtenant, and such other related documents as Landlord reasonably requests. Upon receipt of said notice as to any subletting requiring Landlord's consent, Landlord may, in its sole discretion, elect to terminate this Lease as to the portion of the Premises described in Tenant's notice on the date specified in Tenant's notice, for the commencement of the term of the sublease, except for any sublease of less than fifty (50%) percent of the Premises (unless said sublease results in a cumulative subleasing of more than fifty (50%) percent of the Premises), any sublease for a term of two (2) years or less (except for a sublease which includes in its term any part of the last year of the Lease), or any sublease to Risk Management Solutions, Inc. which commences effective January 1, 2001. If, however, this Lease shall terminate pursuant to the foregoing with respect to less than all the Premises, the rent, as defined and reserved hereinabove shall be adjusted on a pro-rata basis to the number of square feet retained by Tenant, and this Lease as so amended shall continue in full force and effect. In the event Tenant is allowed to assign, transfer or sublet the whole or any part of the Premises, with the prior written consent of Landlord, no assignee, transferee or subtenant shall assign or transfer this Lease, either in whole or in part, or sublet the whole or any part of the premises, without also having obtained the prior written consent of Landlord. A consent of Landlord to one assignment, transfer, hypothecation, subletting, occupation or use by any other person shall not release Tenant from any of Tenant's obligations hereunder or be deemed to be a consent to any subsequent similar or dissimilar assignment, transfer, hypothecation, subletting, occupation or use by any other person. Any such assignment, transfer, hypothecation, subletting, occupation or use without such consent shall be void and shall constitute a breach of this Lease by Tenant and shall, at the option of Landlord exercised by written notice to Tenant, terminate this Lease. The leasehold estate under this Lease shall not, nor shall any interest therein, be assignable for any purpose by operation of law without the written consent of Landlord. As a condition to its consent, Landlord may require Tenant to pay all reasonable expenses (not to exceed two thousand ($2,000.00) dollars) in connection with the assignment, and Landlord may require Tenant's assignee or transferee (or other assignees or transferees) to assume in writing all of the obligations under this Lease. Notwithstanding anything to the contrary contained herein, with notice to Landlord and delivery of relevant documents, but without the necessity of Landlord's consent, Tenant shall have the right to assign this Lease in connection with any merger, consolidation or sale of all or substantially all of the assets of Tenant; and to assign this Lease or sublet the Premises or any part thereof to any corporation or other entity which controls, is controlled by or is under common control with Tenant.

For the purposes hereof, "control" shall mean the power to direct the management of an entity through voting rights, ownership or contractual obligations.

20. SUBORDINATION AND MORTGAGES In the event Landlord's title or leasehold interest is now or hereafter encumbered by a deed of trust, upon the interest of Landlord in the land and buildings in which the demised Premises are located, to secure a loan from a lender (hereinafter referred to as "Lender") to Landlord, Tenant shall, at the request of Landlord or Lender, execute in writing an agreement subordinating its rights under this Lease to the lien of such deed of trust, or, if so requested, agreeing that the lien of Lender's deed of trust shall be or remain subject and subordinate to the rights of Tenant under this Lease. In such event, Tenant shall be provided with a nondisturbance agreement in form reasonably satisfactory to Tenant executed by Lender. Tenant hereby irrevocably appoints Landlord the attorney in fact of Tenant to execute, deliver and record any such instrument or instruments for and in the name and on behalf of Tenant. Notwithstanding any such subordination, Tenant's possession under this Lease shall not be disturbed if Tenant is not then in default and so long as Tenant shall pay all rent and observe and perform all of the provisions set forth in this Lease.

21. ENTRY BY LANDLORD Landlord reserves, and shall at all reasonable times have the right to enter the Premises upon reasonable prior notice to Tenant to inspect them; to perform any services to be provided by Landlord hereunder; to submit the Premises to prospective purchasers, mortgagers or tenants; to post notices of nonresponsibility; and to alter, improve or repair the Premises, all without abatement of rent; and may erect scaffolding and other necessary structures in or through the Premises where reasonably required by the character of the work to be performed; provided, however, that the business of Tenant shall be interfered with to the least extent that is reasonably practical. For each of the foregoing purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof. Landlord shall also have the right at any time to change the arrangement or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets or other public parts of the Premises and to change the name, number or designation by which the Premises is commonly known, and none of the foregoing shall be deemed and actual or constructive eviction of Tenant, or shall entitle Tenant to any reduction of rent hereunder.

22. BANKRUPTCY AND DEFAULT The commencement of a bankruptcy action or liquidation action or reorganization action or insolvency action or an assignment of or by Tenant for the benefit of creditors, or any similar action undertaken by Tenant, or the insolvency of Tenant, shall, at Landlord's option, constitute a breach of this Lease by Tenant. If the trustee or receiver appointed to serve during a bankruptcy, liquidation, reorganization, insolvency or similar action elects to reject Tenant's unexpired Lease, the trustee or receiver shall notify Landlord in writing of its election within thirty (30) days after an order for relief in a liquidation action or within thirty (30) days after the commencement of any action.

   Within thirty (30) days after court approval of the assumption of this Lease, the trustee or receiver shall cure (or provide adequate assurance to the reasonable satisfaction of Landlord that the trustee or receiver shall cure) any and all previous defaults under the unexpired Lease and shall compensate Landlord for all actual pecuniary loss and shall provide adequate assurance of future performance under said Lease to the reasonable satisfaction of Landlord. Adequate assurance of future performance, as used herein, includes, but shall not be limited to: (i) assurance of source and payment of rent, and other consideration due under this Lease; (ii) assurance that the assumption or assignment of this Lease will not breach substantially any provision, such as radius, location, use, or exclusivity provision, in any agreement relating to the above described Premises.

   Nothing contained in this section shall affect the existing right of Landlord to refuse to accept an assignment upon commencement of or in connection with a bankruptcy, liquidation, reorganization or insolvency action or an assignment of Tenant for the benefit of creditors or other similar act. Nothing contained in this Lease shall be construed as giving or granting or creating an equity in the demised Premises to Tenant. In no event shall the leasehold estate under this Lease, or any interest therein, be assigned by voluntary or involuntary bankruptcy proceeding without the prior written consent of Landlord. In no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings.

   The failure to perform or honor any covenant, condition or representation made under this Lease shall constitute a default hereunder by Tenant upon expiration of the appropriate grace period hereinafter provided. Tenant shall have a period of five (5) days from the date of written notice from Landlord within which to cure any default in the payment of rental or adjustments thereto. Tenant shall have a period of ten (10) days from the date of written notice from Landlord within which to cure any other default under this Lease. Upon an uncured default of this Lease by Tenant, Landlord shall have the following rights and remedies in addition to any other rights or remedies available to Landlord at law or in equity:

        (a) The rights and remedies provided for by California Civil Code
Section 1951.2, including but not limited to, recovery of the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of rental loss for the same period that Tenant proves could be reasonably avoided, as computed pursuant to subsection (b) of said Section 1951.2. Any proof by Tenant under subparagraphs
(2) and (3) of Section 1951.2 of the California Civil Code of the amount of rental loss that could be reasonably avoided shall be made in the following manner: Landlord and Tenant shall each select a licensed real estate broker in the business of renting property of the same type and use as the Premises and in the same geographic vicinity. Such two real estate brokers shall select a third licensed real estate broker, and the three licensed real estate brokers so selected shall determine the amount of the rental loss that could be reasonably avoided from the balance of the term of this Lease after the time of award. The decision of the majority of said licensed real estate brokers shall be final and binding upon the parties hereto.

        (b) The rights and remedies provided by California Civil Code which allows Landlord to continue the Lease in effect and to enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due, for so long as Landlord does not terminate Tenant's right to possession; acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's right to possession.

        (c) The right to terminate this Lease by giving notice to Tenant in accordance with applicable law.

        (d) The right and power, as attorney-in-fact for Tenant, to enter the Premises and remove therefrom all persons and property, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and to sell such property and apply such proceeds therefrom pursuant to applicable California law. Landlord, as attorney-in-fact for Tenant, may from time to time sublet the Premises or any part thereof for such term or terms (which may extend beyond the term of this Lease) and at such rent and such other terms as Landlord in its sole discretion may be deem advisable, with the right to make alterations and repairs to the Premises. Upon each subletting, (i) Tenant shall be immediately liable to pay Landlord, in addition to indebtedness other than rent due hereunder, the cost of such subletting, including, but not limited to, reasonable attorney's fees, and any real estate commissions actually paid, and the cost of such alterations and repairs incurred by Landlord and the amount, if any, by which the rent hereunder for the period of such subletting (to the extent such period does not exceed the term hereof) exceeds the amount to be paid as rent for the Premises for such period or (ii) at the option of Landlord, rents received from such subletting shall be applied first to payment of indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs of such subletting and of such alterations and repairs; third to payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same becomes due hereunder. If Tenant has been credited with any rent to be received by such subletting under option (i) and such rent shall not be promptly paid to Landlord by the subtenant(s), or if such rentals received from such subletting under option (ii) during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. For all purposes set forth in this subparagraph (d), Landlord is hereby irrevocably appointed attorney-in-fact for Tenant, with power of substitution. No taking possession of the Premises by Landlord, as attorney-in-fact for Tenant, shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant. Notwithstanding any such subletting without termination, Landlord may at any time hereafter elect to terminate this Lease for such previous breach.

        (e) The right to have a receiver appointed for Tenant upon application by Landlord, to take possession of the Premises and to apply any rental collected from the Premises and to exercise all other rights and remedies granted to Landlord as attorney-in-fact for Tenant pursuant to subparagraph (d) above.

23. ABANDONMENT Tenant shall not vacate or abandon the Premises at any time during the term of this Lease; and if Tenant shall abandon, vacate, or surrender said Premises, or be dispossessed by the process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.

24. DESTRUCTION In the event the Premises are destroyed in whole or in part from any cause, except for routine maintenance and repairs and incidental damage and destruction caused from vandalism and accidents for which Tenant is responsible for under Paragraph 10, Landlord may, at its option:

        (a) Rebuild or restore the Premises to their condition prior to the damage or destruction, or

        (b)  Terminate this Lease.

        If Landlord does not give Tenant notice in writing within thirty (30) days from the destruction of the Premises of its election to either rebuild and restore them, or to terminate this Lease, Landlord shall be deemed to have elected to rebuild or restore them, in which event Landlord agrees, at its expense, promptly to rebuild or restore the Premises to their condition prior to the damage or destruction. Tenant shall be entitled to a reduction in rent while such repair is being made in the proportion that the area of the Premises rendered untenantable by such damage bears to the total area of the Premises. If Landlord does not complete the rebuilding or restoration within one hundred eighty (180) days following the date of destruction (such period of time to be extended for delays caused by the fault or neglect of Tenant or because of Acts of God, acts of public agencies, labor disputes, strikes, fires, freight embargoes, rainy or stormy weather, inability to obtain materials, supplies or fuels, acts of contractors or subcontractors, or delay of the contractors or subcontractors due to such causes or other contingencies beyond the control of Landlord), then Tenant shall have the right to terminate this Lease by giving fifteen (15) days prior written notice to Landlord. Notwithstanding anything herein to the contrary, Landlord's obligation to rebuild or restore shall be limited to the building and interior improvements constructed by Landlord as they existed as of the commencement date of the Lease and shall not include restoration of Tenant's trade fixtures, equipment, merchandise, or any improvements, alterations or additions made by Tenant to the Premises, which Tenant shall forthwith replace or fully repair at Tenant's sole cost and expense provided this Lease is not cancelled according to the provisions above.

        Unless this Lease is terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect. Tenant hereby expressly waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4 of the California Civil Code.

        In the event that the building is damaged or destroyed to the extent of not less than 33 1/3% of the replacement cost thereof, Landlord may elect to terminate this Lease, whether the Premises be injured or not. In the event the destruction of the Premises is caused by Tenant, Tenant shall pay the deductible portion of Landlord's insurance proceeds.

25. EMINENT DOMAIN If all or any part of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, this Lease shall terminate as to any portion of the Premises so taken or conveyed on the date when title vests in the condemnor, and Landlord shall be entitled to any and all payment, income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance, and Tenant shall have no claim against Landlord or otherwise for the value of any unexpired term of this Lease. Notwithstanding the foregoing paragraph, any compensation specifically awarded Tenant for loss of business, Tenant's personal property, moving cost or loss of goodwill, shall be and remain the property of Tenant.

        If (i) any action or proceeding is commenced for such taking of the Premises or any part thereof, or if Landlord is advised in writing by any entity or body having the right or power of condemnation of its intention to condemn the Premises or any portion thereof, or (ii) any of the forgoing events occur with respect to the taking of any space in the Premises not leased hereby, or if any such spaces so taken or conveyed in lieu of such taking and Landlord shall decide to discontinue the use and operation of the Premises, or decide to demolish, alter or rebuild the Premises, then in any of such events Landlord shall have the right to terminate this Lease by giving Tenant written notice thereof within sixty (60) days of the date of receipt of said written advice, or commencement of said action or proceeding, or taking conveyance, which termination shall take place as of the first to occur of the last day of the calendar month next following the month in which such notice is given or the date on which title to the Premises shall vest in the condemnor.

        In the event of such a partial taking or conveyance of the Premises, if the portion of the Premises taken or conveyed is so substantial that the Tenant can no longer reasonably conduct its business, Tenant shall have the privilege of terminating this Lease within sixty (60) days from the date of such taking or conveyance, upon written notice to Landlord of its intention so to do, and upon giving of such notice this Lease shall terminate on the last day of the calendar month next following the month in which such notice is given, upon payment by Tenant of the rent from the date of such taking or conveyance to the date of termination.

        If a portion of the Premises be taken by condemnation or conveyance in lieu thereof and neither Landlord nor Tenant shall terminate this Lease as provided herein, this Lease shall continue in full force and effect as to the part of the Premises not so taken or conveyed, and the rent herein shall be apportioned as of the date of such taking or conveyance so that thereafter the rent to be paid by Tenant shall be in the ratio that the area of the portion of the Premises not so taken or conveyed bears to the total area of the Premises prior to such taking.

26. SALE OR CONVEYANCE BY LANDLORD In the event of a sale or conveyance of the Premises or any interest therein, by any owner of the reversion then constituting Landlord, upon the written assumption of the obligations of the Landlord arising under this Lease from and after the date of the sale or conveyance, the transferor shall thereby be released from any further liability upon any of the terms, covenants or conditions (express or implied) herein contained in favor of Tenant, and in such event, insofar as such transfer is concerned, Tenant agrees to look solely to the responsibility of the successor in interest of such transferor in and to the Premises and this Lease. This Lease shall not be affected by any such sale or conveyance, and Tenant agrees to attorn to the successor in interest of such transferor as of the date of transfer.

27. ATTORNMENT TO LENDER OR THIRD PARTY In the event the interest of Landlord in the leased Premises (whether such interest of Landlord is a fee title interest or a leasehold interest) is encumbered by deed of trust, and such interest is acquired by the lender or any third party through judicial foreclosure or by exercise of a power of sale at private trustee's foreclosure sale, Tenant hereby agrees to attorn to the purchaser at any such foreclosure sale and to recognize such purchaser as the Landlord under this Lease. In the event the lien of the deed of trust securing the loan from a Lender to Landlord is prior and paramount to the Lease, this Lease shall nonetheless continue in full force and effect for the remainder of the unexpired term hereof, at the same rental herein reserved and upon all the other terms, conditions and covenants herein contained.

28. HOLDING OVER Any holding over by Tenant after expiration or other termination of the term of this Lease with the written consent of Landlord delivered to Tenant shall not constitute a renewal or extension of the Lease or give Tenant any rights in or to the leased Premises except as expressly provided in this Lease. Any holding over after the expiration or other termination of the term of this lease, with the consent of Landlord, shall be construed to be a tenancy from month to month, on the same terms and conditions herein specified insofar as applicable except that the monthly Basic Rent shall be increased to an amount equal to one hundred fifty (150%) percent of the monthly Basic Rent required during the last month of the Lease term.

29. CERTIFICATE OF ESTOPPEL Tenant shall at any time upon not less than ten (10) days' prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any, are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modifications except as may be represented by Landlord; that there are no uncured defaults in Landlord's performance, and that no more than one month's rent has been paid in advance.

30. CONSTRUCTION CHANGES It is understood that the description of the Premises and the location of the ductwork, plumbing and other facilities therein are subject to such minor changes as Landlord or Landlord's architect determines to be desirable in the course of construction of the Premises, and no such changes, or any changes in plans for any other portions of the Premises shall affect this Lease or entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant. Landlord does not guarantee the accuracy of any drawings supplied to Tenant and verification of the accuracy of such drawings rests with Tenant.

31. RIGHT OF LANDLORD TO PERFORM All terms, covenants and conditions of this Lease to be performed or observed by Tenant shall be performed or observed by Tenant at Tenant's sole cost and expense and without any reduction of rent. If Tenant shall fail to pay any sum of money, or other rent, required to be paid by it hereunder or shall fail to perform any other term or covenant hereunder on its part to be performed, and such failure shall continue for five (5) days after written notice thereof by Landlord. Landlord, without waiving or releasing Tenant from any obligation of Tenant hereunder, may, but shall not be obligated to, make any such payment or perform any such other term or covenant on Tenant's part to be performed. All sums so paid by Landlord and all necessary costs of such performance by Landlord together with interest thereon at the rate of the prime rate of interest per annum as quoted by the Bank of America from the date of such payment of performance by Landlord, shall be paid (and Tenant covenants to make such payment) to Landlord or demand by Landlord, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of non payment by Tenant as in the case of failure by Tenant in the payment of rent hereunder.

32.     ATTORNEYS FEES

        (A) In the event that Landlord should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease, or for any other relief against Tenant hereunder, then all costs and expenses, including reasonable attorney's fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgement.

        (B) Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including a reasonable attorney's fee.

33. WAIVER The waiver by either party of the other party's failure to perform or observe any term, covenant or condition herein contained to be performed or observed by such waiving party shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent failure of the party failing to perform or observe the same or any other such term, covenant or condition therein contained, and no custom or practice which may develop between the parties hereto during the term hereof shall be deemed a waiver of, or in any way affect, the right of either party to insist upon performance and observance by the other party in strict accordance with the terms hereof.

34. NOTICES All notices, demands, requests, advices or designations which may be or are required to be given by either party to the other hereunder shall be in writing. All notices, demands, requests, advices or designations by Landlord to Tenant shall be sufficiently given, made or delivered if personally served on Tenant by leaving the same at the Premises or if sent by United States certified or registered mail, postage prepaid, addressed to Tenant at the Premises. All notices, demands, requests, advices or designations by Tenant to Landlord shall be sent by United States certified or registered mail, postage prepaid, addressed to Landlord at its offices at 3260 Ash Street, Palo Alto, California 94306.

Each notice, request, demand advice or designation referred to in this paragraph shall be deemed to be given on the date of actual receipt by or on behalf of Tenant, or refusal to accept. Any such notice, request, demand, advice or designation may also be sent by a nationally recognized private courier (i.e. Federal Express, DHL, UPS, etc.).

35. EXAMINATION OF LEASE Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and this instrument is not effective as a lease or otherwise until its execution and delivery by both Landlord and Tenant. Landlord and Tenant mutually intend that neither shall have any binding contractual obligations to the other with respect to the matters referred to herein unless and until this instrument has been fully executed by both parties.

36. DEFAULT BY LANDLORD Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event earlier than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have heretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligations is such than more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

37. CORPORATE AUTHORITY Each individual executing this Lease on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of Tenant in accordance with the by-laws of Tenant. Tenant represents that this Lease is binding upon Tenant in accordance with its terms.

38.     (deleted)

39. LIMITATION OF LIABILITY In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

        (i) the sole and exclusive remedy shall be against Landlord's interest in the Premises;

        (ii) no partner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);

        (iii) no service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);

        (iv) no partner of Landlord shall be required to answer or otherwise plead to any service of process;

        (v)     no judgement will be taken against any partner of Landlord;

        (vi) any judgement taken against any partner of Landlord may be vacated and set aside at any time without hearing;

        (vii) no writ of execution will ever be levied against the assets of any partner of Landlord;

        (viii) these covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

        (ix) The term, "Landlord", as used in this section, shall mean only the owner or owners from time to time of the fee title or the tenant's interest under a ground lease of the Premises described in Exhibit "A", and in the event of any transfer of such title or interest, Landlord herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. Similarly, the obligations contained in this Lease to be performed by Landlord shall be binding on Landlord's successors and assigns only during their respective periods of ownership. Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law.

40. BROKERS Tenant warrants that it had dealing with only of the following real estate brokers or agents in connection with the negotiation of this Lease:
Cornish and Carey Commercial (Tenant) agrees to pay all commissions due C&C and that it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease.

41. SIGNS No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed or affixed on or to any part of the outside of the Premises or any exterior windows of the Premises without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant. If Tenant is allowed to print or affix or in any way place a sign in, on, or about the Premises, then upon expiration or other sooner termination of this Lease, Tenant at Tenant's sole cost and expense shall both remove such sign and repair all damage in such manner as to restore all aspects of the appearance of the Premises to the condition prior to the placement of said sign.

        All approved signs or lettering on outside doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Landlord. Tenant shall not place anything or allow anything to be placed near the glass of any window, door partition or wall which may appear unsightly from outside the Premises.

42. FINANCIAL STATEMENTS In the event Tenant tenders to Landlord any information on the financial stability, creditworthiness or ability of the Tenant to pay the rent due and owing under the Lease, then Landlord shall be entitled to rely upon the information provided in determining whether or not to enter into this Lease Agreement with Tenant and Tenant hereby represents and warrants to Landlord the following: (i) That all documents provided by Tenant to Landlord are true and correct copies of the original; and (ii) Tenant has not withheld any information from Landlord which is material to Tenant's creditworthiness, financial condition or ability to pay the rent; and (iii) all information supplied by Tenant to Landlord is true, correct and accurate; and (iv) no part of the information supplied by Tenant to Landlord contains misleading or fraudulent statements.

        A default under this paragraph shall be a non-curable default on behalf of Tenant and Landlord shall be entitled to pursue any right or remedy available to Landlord under the terms of this Lease or available to Landlord under the laws of the State of California.

43.     HAZARDOUS MATERIALS

        A. As used herein, the term "Hazardous Material" shall mean any substance or material which has been determined by any state, federal or local governmental authority to be capable of posing a risk of injury to health, safety or property including all of those materials and substances designated or defined as "hazardous" or "toxic" by (i) the Environmental Protection Agency, the California Water Quality Control Board, the Department of Labor, the California Department of Industrial Relations, the Department of Transportation, the Department of Agriculture, the Consumer Product Safety Commission, the Department of Health and Human Services, the Food and Drug Agency or any other governmental agency now or hereafter authorized to regulate materials and substances in the environment, or by (ii) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 9601 et seq., as amended; the Hazardous Materials Transportation Act, 49 U.S.C. 1801, et seq., as amended; the Resource Conservation and Recovery Act, 42 U.S.C. 6901, et seq., as amended; the Hazardous Waste Control Law, California Health & Safety Code 25100 et seq., as amended; Sections 66680 through 66685 of Title 22 of the California Administration Code, Division 4, Chapter 30, as amended; and in the regulations adopted and publications promulgated pursuant to said laws.

        B. Tenant shall not cause or permit any Hazardous Material to be improperly or illegally used, stored, discharged, released or disposed of in, from, under or about the Premises, or any other land or improvements in the vicinity of the Premises. Without limiting the generality of the foregoing, Tenant, at its sole cost, shall comply with all laws relating to Hazardous Materials. If the presence of Hazardous Materials on the Premises caused or permitted by Tenant results in contamination of the Premises or any soil in or about the Premises, Tenant, at its expense shall promptly take all actions necessary to return the Premises to the condition existing prior to the appearance of such Hazardous Material. The termination of this Lease shall not terminate or reduce the liability or obligation of Tenant under this Section, or as may be required by law, to clean up, monitor or remove any Hazardous Materials from the Premises.

        Tenant shall defend, hold harmless and indemnify Landlord and its agents and employees with respect to all claims, damages and liabilities arising out of or in connection with any Hazardous Material used, stored, discharged, released or disposed of in, from, under or about the Premises, where said Hazardous Material is or was attributable to the activities of Tenant, its agents or contractors during the Lease term and whether or not Tenant had knowledge of such Hazardous Material, including, without limitation, any cost of monitoring or removal, any reduction in the fair market value or fair rental value of the Premises and any loss, claim or demand by any third person or entirely relating to bodily injury or damage to real or personal property.

        Tenant shall not suffer any lien to be recorded against the Premises as a consequence of a Hazardous Material, including any so called state, federal or local "super fund" lien related to the "clean up" of a Hazardous Material in or about the Premises, where said Hazardous Material is or was attributable to the activities of Tenant.

        C. In the event Hazardous Materials are discovered in or about the Premises, and Landlord has substantial reason to believe that Tenant was responsible for the presence of the Hazardous Material, then Landlord shall have the right to appoint a consultant, at Tenant's expense, to conduct an investigation to determine whether Hazardous Materials are located in or about the Premises and to determine the corrective measures, if any, required to remove such Hazardous Materials. Tenant, at its expense, shall comply with all recommendations of the consultant, as required by law. To the extent it is determined that Tenant was not responsible for the presence of the Hazardous Materials, then Landlord shall reimburse Tenant for any costs incurred by Landlord and paid by Tenant under the terms of this paragraph 45.C.

        Tenant shall immediately notify Landlord of any inquiry, test, investigation or enforcement proceeding by or against Tenant or the Premises concerning a Hazardous Material. Tenant acknowledges that Landlord, as the owner of the Property, at its election, shall have the sole right, at Tenant's expense, to negotiate, defend, approve and appeal any action taken or order issued with regard to a Hazardous Material by an applicable governmental authority. Provided Tenant is not in default under the terms of this Lease, Tenant shall likewise have the right to participate in any negotiations, approvals or appeals of any actions taken or orders issued with regard to the Hazardous Material and Landlord shall not have the right to bind Tenant in said actions or orders.

        D. It shall not be unreasonable for Landlord to withhold its consent to any proposed assignment or subletting if (i) the proposed assignee's or subtenant's anticipated use of the Premises involves the storage, use or disposal of Hazardous Material; (ii) if the proposed assignee or subtenant has been required by any prior landlord, lender, or governmental authority to "clean up" Hazardous Material"; (iii) if the proposed assignee or subtenant is subject to investigation or enforcement order or proceeding by any governmental authority in connection with the use, disposal or storage of a Hazardous Material.

        E. Tenant shall surrender the Premises to Landlord, upon the expiration or earlier termination of the Lease, free of Hazardous Materials which are or were attributable to Tenant. If Tenant fails to so surrender the Premises, Tenant shall indemnify and hold Landlord harmless from all damages resulting from Tenant's failure to surrender the Premises as required by this paragraph, including, without limitation, any claims or damages in connection with the condition of the Premises including, without limitation, damages occasioned by the inability to relet the Premises or a reduction in the fair market and/or rental value of the Premises by reason of the existence of any Hazardous Materials, which are or were attributable to the activities of Tenant, in or around the Premises.

        Notwithstanding any provision to the contrary in this Lease, if any action is required to be taken by a governmental authority to clean-up, monitor or remove any Hazardous Materials, which are or were attributable to the activities of Tenant, from the Premises and such action is not completed prior to the expiration or earlier termination of the Lease, then at Landlord's election (i) this Lease shall be deemed renewed for a term commencing on the expiration date of this Lease and ending on the date the clean-up, monitoring or removal procedure is completed (provided, however, that the total term of this Lease shall not be longer than 34 years and 11 months); or (ii) Tenant shall be deemed to have impermissibly held over and Landlord shall be entitled to all damages directly or indirectly incurred in connection with such holding over, including without limitation damages occasioned by the inability to relet the Premises or a reduction in the fair market and/or fair rental value of the Premises by reason of the existence of the Hazardous Material.

        F. Upon the Lease Commencement Date, Tenant shall provide to Landlord a complete list of all chemicals, toxic waste or Hazardous Materials employed by Tenant within the Premises. Throughout the terms of the Lease, Tenant shall continue to update this list of chemicals, contaminants and Hazardous Materials.

        G. To the best of Landlord's knowledge, the Premises are free of Hazardous Material. Tenant will not be held liable for the presence, clean-up, or removal of Hazardous Material existing in the Building prior to the time of Tenant's Lease commencement.

44.     MISCELLANEOUS AND GENERAL PROVISIONS

        a. Tenant shall not, without the written consent of Landlord, use the name of the building for any purpose other than as the address of the business conducted by Tenant in the Premises.

        b. This Lease shall in all respects be governed by and construed in accordance with the laws of the State of California. If any provision of this Lease shall be invalid, unenforceable or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in full force and effect.

        c. The term "Premises" includes the space leased hereby and any improvements now or hereafter installed therein or attached thereto. The term "Landlord" or any pronoun used in place thereof includes the plural as well as the singular and the successors and assigns of Landlord. The term "Tenant" or any pronoun used in place thereof includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations, and their and each of their respective heirs, executors, administrators, successors and permitted assigns, according to the context hereof, and the provisions of this Lease shall inure to the benefit of and bind such heirs, executors, administrators, successors and permitted assigns. The term "person" includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations. Words used in any gender include other genders. If there be more than one Tenant the obligations of Tenant hereunder are joint and several. The paragraph headings of this Lease are for convenience of reference only and shall have no effect upon the construction or interpretation of any provision hereof.

        d. Time is of the essence of this Lease and of each and all of its provisions.

        e. At the expiration or earlier termination of this Lease, Tenant shall execute, acknowledge and deliver to Landlord, within ten
                (10) days after written demand from Landlord to Tenant, any quitclaim deed or other document required by any reputable title company, licensed to operate in the State of California, to remove the cloud or encumbrance created by this Lease from the real property of which Tenant's Premises are a part.

        f. This instrument along with any exhibits and attachments hereto constitutes the entire agreement between Landlord and Tenant relative to the Premises and this agreement and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant hereby agree that all prior or contemporaneous oral agreements between and among themselves and the agents or representatives relative to the leasing of the Premises are merged in or revoked by this agreement.

        g. Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the consent of the other.

        h. Tenant further agrees to execute any amendments required by a lender to enable Landlord to obtain financing, so long as Tenant's rights hereunder are not substantially affected.

        i.      deleted

        j. Clauses, plats and riders, if any, signed by Landlord and Tenant and endorsed on or affixed to this Lease are a part hereof.

        k. Tenant covenants and agrees that no diminution or shutting off of light, air or view by any structure which may be hereafter erected (whether or not by Landlord) shall in any way affect this Lease, entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant.

        l. In addition to any applicable late charges, any payment due Landlord under the Lease which is not received within ten (10) days of its due date shall accrue interest from the due date at the rate of ten (10) percent per annum.

45. OPTION TO EXTEND Tenant is given a one-time option to extend the initial term on all the provisions, covenants, rights and obligations contained in this Lease, except with respect to Basic rent payable, for one (1) five (5)-year period beginning immediately following the initial Lease term, by giving written notice of the exercise of the option (the "Option Notice") to Landlord not less than one (1) year prior to the expiration of the original Lease term.

        A. If Tenant is in default on the date of giving the Option Notice, and Tenant does not cure such default as provided for in Paragraph 22 of the Lease, the Option Notice shall be void and of no effect. If Tenant is in default on the date the Option Term is to commence, and Tenant does not cure such default as provided for in Paragraph 22 of the Lease, then, at the sole election of Landlord, such term shall not commence and this Lease shall expire at the end of the initial term.

        B. The Basic rent payable during the Option term shall be equal to the then prevailing fair market rental value of the Premises as determined with reference to comparable buildings in the area, as Landlord and Tenant may agree, in no event, however, shall basic rent payable during the option term be less than the last month's basic rent for the initial term of the lease.

        C. Following Landlord's receipt of the Option Notice, Landlord and Tenant shall in good faith proceed to determine the appropriate Basic Rent rate applicable, as outlined in Paragraph 46B. If Landlord and Tenant do not agree on the fair market rental value within a 60-day period, then the fair market value shall be determined by a local, licensed commercial real estate agent or appraiser acceptable to both Landlord and Tenant within an additional 30 day period.

        D. If the parties hereto fail to agree on a fair market rate, as specified in Paragraph 46C above, then, within an additional 10 day period, Landlord and Tenant shall each select an additional licensed commercial real estate agent or appraiser and the determination of the three together, made within 30 days of their selection, shall be binding upon both Landlord and Tenant as to the fair market rate.

46. FIRST MONTH'S RENT AND SECURITY DEPOSIT - The first month's Basic Rent shall be due upon execution of the Lease in the amount of $194,796.00. A Security Deposit equal to 10 months of Basic Rent (a rounded average over the lease term of $230,000 per month) held by Landlord as follows: two (2) months in cash ($460,000.00) due upon execution of the Lease, and eight (8) months ($1,840,000.00) in the form of a letter of credit acceptable to Landlord, executed and delivered to Landlord within ten (10) days of Lease execution. So long as Tenant is not in default and Tenant has a cash bank balance in excess of $100,000,000.00 (more specifically that the average over the preceding twelve
(12) month period has been greater than $100,000,000.00 and that the actual balance on the anniversary date of the Lease is greater than the same amount), the value of the letter of credit portion of the Security Deposit will decline by ten (10) percent of the total value of the Security Deposit each year on the anniversary date of the Lease until the value of the letter of credit is zero. The cash portion of the Security Deposit will be held by Landlord throughout the term of the lease according to the terms of paragraph 4.F.

47. COMPLIANCE - The Tenant is aware that a tenant of real property may be subject to the Americans With Disabilities Act (the ADA), a Federal law codified at 42 USC Section 12101 et seq. Among other requirements of the ADA that could apply to the leased Premises, Title lll of the ADA requires owners and tenants of "public accommodations" to remove barriers to access by disabled persons and provide auxiliary aids and services for hearing, vision or speech impaired persons by January 26, 1992. The regulations under Title lll of the ADA are codified at 28 CFR Part 36.

Landlord makes no representation or warranty as to the physical condition of the premises nor its compliance with any laws or regulations of any government agency having authority regarding the ADA or other compliance issues.

48. TENANT IMPROVEMENTS - Tenant agrees to lease the Premises in an "as-is" condition, and any alteration or modifications to the Premises shall be made in accordance with paragraphs 8 & 9 of the Lease and shall not delay the commencement of the Lease nor delay the payment of rent and such modifications shall be at Tenant's sole cost and expense.

49. PROPERTY, PREMISES, COMPLEX - The words "Property", "Premises", and "Complex" in the text of the Lease and Addendum shall be interchangeable by definition.

50. STOCK OPTIONS - Prior to November 30, 2000, Tenant shall issue to Landlord 20,000 options for shares of common stock in Broadbase Software, Inc. at a price below the current market price on the date the lease is dated. Options shall be issued one-half in the name of J. Robert S. Wheatley and one-half in the name of Roger A. Fields.




  IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Lease as of the day and year first above written.


LANDLORD:                              TENANT:
J. Robert S. Wheatley and              Broadbase Software, Inc.
Roger A. Fields d.b.a                  A Delaware Corporation
R & R Properties



By:  J. Robert S. Wheatley, Owner
Signature:   /s/     J. Robert S. Wheatley
             ----------------------------------

By:  Roger A. Fields, Owner
Signature:   /s/     Roger A. Fields
             ----------------------------------

Date: August 11, 2000

                                   EXHIBIT "A"




                              (outline of Premises)

                      RULES AND REGULATIONS OF THE BUILDING

                                       1.

No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside of the Premises or any exterior windows of the Premises without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice and at the expense of Tenant.

All approved signs or lettering on outside doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Landlord.

Tenant shall not place anything or allow anything to be placed near the glass of any window, door partition or wall which may appear unsightly from outside the Premises.

                                       2.

Tenant shall not occupy or permit any portion of the Premises to be occupied for the manufacture or sale of liquor, narcotics or tobacco in any form.

                                       3.

The bulletin board or directory of the Premises will be provided for the display of the number and location of Tenant, and Landlord will provide directory service to a reasonable extent for Tenant at initial occupancy. Charges thereafter shall be at Tenant's expense.

                                       4.

The sidewalks, passages, exits, entrances, elevators and stairways shall not be obstructed by Tenant or used by it for any purpose other than ingress to and egress from its Premises. The passages, exits, entrances, stairways, balconies and roof are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgement of Landlord shall be prejudicial to the safety, character, reputation and interests of the Premises and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. Tenant, employees or invitees of Tenant shall not go upon the roof of the Premises.

                                        5

The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by Tenant who, or whose employees or invitees, shall have caused it.

                                       6.

Tenant shall not overload the floor of the Premises or in any way deface the Premises or any part thereof.

                                       7.

Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Premises and also the times and manner of moving the same in and out of the Premises. Safes and other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or any damage to any such safe or property from any cause and all damage done to the Premises by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant.

                                       8.

Tenant shall not employ any persons other than the janitor of Landlord or Tenant's personnel for the purpose of cleaning the Premises unless otherwise agreed to by Landlord. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness.

                                       9.

Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Premises by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds with the exception of Dog Guides for the blind, be brought in or kept about the Premises.


                                       10.

No cooking shall be done or permitted by Tenant on the Premises, nor shall the Premises be used for the storage of merchandise for washing clothes, for lodging, or for any improper, objectionable or immoral purposes.

                                       11.

Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

                                       12.

Tenant, upon the termination of the tenancy, shall deliver to Landlord the keys of offices, rooms and toilet rooms which have been furnished the Tenant or which the Tenant shall have had made, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

                                       13.

Tenant shall see that the doors of the Premises are closed and securely locked before leaving the Premises and must observe strict care and caution that all water faucets or water apparatus within the Premises are entirely shut off before Tenant or Tenant's employees leave the Premises, and that all electricity shall likewise be carefully cut off, so as to prevent waste or damage.

                                       14.

Landlord reserves the right to exclude or expel from the Premises any person who, in the judgement of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Premises.

                                       15.

The requirements of Tenant will be attended to only upon application to Landlord at 3260 Ash Street, Palo Alto, California 94306. Employees of Landlord shall not perform any work or do anything outside of the regular duties unless under special instructions from Landlord.

                                       16.

Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and the street address of the Premises and/or the Complex.

                                       17.

Tenant shall not disturb, solicit or canvass any occupant of the Premises and shall cooperate to prevent same.

                                       18.

Tenant and its employees shall park their vehicles only in those portions of the parking areas so designated by Landlord. Tenant shall furnish Landlord with a list of its and its employees' vehicle license numbers within fifteen (15) days after taking possession of the Premises and Tenant shall thereafter notify Landlord of any change in such list within five (5) days after such change occurs. Tenant agrees to assume responsibility for compliance by its employees with the parking provision contained herein. If Tenant or its employees park in other than such designated parking areas then Landlord may charge Tenant, as an additional charge, and Tenant agrees to pay, Ten Dollars ($10.00) per day for each day or partial day each such vehicle is parked in any area other than that designated. Tenant hereby authorizes Landlord at Tenant's sole expense to tow away from the Complex any vehicle belonging to Tenant or Tenant's employees parked in violation of these provisions, or to attach violation stickers or notices to such vehicle. Tenant shall use the parking areas for vehicle parking only, and shall not use the parking areas for storage.




--------------------------             -----------------------------------------
Landlord's Initials                                  Tenant's Initials